UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 26, 2002
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                          AT&T Wireless Services, Inc.
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               (Exact name of registrant as specified in charter)


        Delaware                 001-16567                    91-1379052
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(State of Incorporation)        (Commission                 (IRS Employer
                                 File Number)              Identification No.)


                7277 164th Ave. NE, Building 1, Redmond, WA 98052
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          (Address of Principal Executive Offices, including Zip Code)



       Registrant's telephone number, including area code: (425) 580-6000
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ITEM 5.   OTHER EVENTS.

          On December 26, 2002, AT&T Wireless Services, Inc. ("AT&T Wireless") and NTT DoCoMo, Inc. ("DoCoMo") entered into Amendment No. 1 (the "Amendment") to the Amended and Restated Investor Agreement, dated as of December 20, 2000, amended and restated as of December 20, 2001, by and among AT&T Corp., AT&T Wireless and DoCoMo. On December 26, 2002, AT&T Wireless also issued a press release announcing the Amendment and related matters. Copies of the Amendment and the press release are attached hereto as Exhibit 10.1 and 99.1, respectively, and are incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits.  The following exhibits are filed as part of this report:
           --------

             10.1 Amendment No. 1, dated as of December 26, 2002, by and among AT&T Wireless Services, Inc. and NTT DoCoMo, Inc. to the Amended and Restated Investor Agreement, dated as of December 20, 2000, amended and restated as of December 20, 2001, by and among AT&T Corp., AT&T Wireless Services, Inc. and NTT DoCoMo, Inc. (Schedules to this Exhibit have not been filed; upon request, AT&T Wireless will furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule.)

             99.1       Press Release dated December 26, 2002.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 26, 2002

                                        AT&T WIRELESS SERVICES, INC.


                                        By: /s/ Marilyn Wasser
                                            -----------------------------------
                                            Name: Marilyn Wasser
                                            Title:Corporate Secretary

                                  EXHIBIT INDEX

Exhibit
Number                           Description
--------                         -----------


10.1 Amendment No. 1, dated as of December 26, 2002, by and among AT&T Wireless Services, Inc. and NTT DoCoMo, Inc. to the Amended and Restated Investor Agreement, dated as of December 20, 2000, amended and restated as of December 20, 2001, by and among AT&T Corp., AT&T Wireless Services, Inc. and NTT DoCoMo, Inc. (Schedules to this Exhibit have not been filed; upon request, AT&T Wireless will furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule.)

99.1          Press Release dated December 26, 2002.